Prospectus


August 30, 2000, as
revised February 28, 2001

Putnam Capital Opportunities Fund

Class A shares - for eligible retirement plans

Investment Category: Growth

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC. (Putnam Management), which has managed mutual funds since 1937, manages the fund.


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 7  How does the fund price its shares?

 7  How do I buy fund shares?

 8  How do I sell fund shares?

 8  How do I exchange fund shares?

 9  Fund distributions and taxes

10  Financial highlights

Putnam Defined Contribution Plans


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe offer the opportunity for gain. We look for companies with stock prices that reflect a value lower than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in small and midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of this fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


The following chart provides some indication of the fund's risks by showing year-to-year changes in the performance of the fund's class
A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.



[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS


1999                          27.04%


Year-to-date performance through 6/30/00 was 7.68%. During the periods shown in the bar chart, the highest return for a quarter was 30.42% (quarter ending 12/31/99) and the lowest return for a quarter was -6.79% (quarter ending 3/31/99).

Average Annual Total Returns (for periods ending 12/31/99)
-------------------------------------------------------------------------------
                               Past                    Since inception
                              1 year                       (6/1/98)
-------------------------------------------------------------------------------

Class A                       27.04%                        13.02%
Russell 2000 Index            21.26%                         7.93%
-------------------------------------------------------------------------------

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance is compared to the Russell 2000 Index, an unmanaged index of common stocks that is frequently used as a performance measure for small and midsize company stock.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                      NONE
Maximum Deferred Sales Charge (Load)            0.75%*
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)


-------------------------------------------------------------------------------
                                                             Total Annual
              Management      Distribution      Other       Fund Operating
                Fees         (12b-1) Fees       Fees           Expenses
-------------------------------------------------------------------------------
               0.65%             0.25%          0.30%           1.20%
-------------------------------------------------------------------------------
* The deferred sales charge is applicable only to a plan that redeems
  90% or more of its cumulative purchases within two years of its initial purchase, and only if Putnam Retail Management paid a commission on the plan's purchases.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                1 year        3 years        5 years        10 years
-------------------------------------------------------------------------------
Class A          $197           $381           $660          $1,455
-------------------------------------------------------------------------------


What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other industry sectors.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.


* Smaller companies. We may invest in small and midsized companies.
  These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.


* Foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.


* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, and derivatives, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. We normally keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

----------------------------------------------------------------------------
Manager                  Since   Experience
----------------------------------------------------------------------------
Joseph P. Joseph         1999    1994 - Present        Putnam Management
Managing Director
----------------------------------------------------------------------------
Sandeep Mehta            1999    1996 - Present        Putnam Management
Senior Vice President            Prior to May 1996     Wellington Management
----------------------------------------------------------------------------
Gerald I. Moore          2000    1997 - Present        Putnam Management
Senior Vice President            Prior to August 1997  Boston Company
                                                       Asset Management
----------------------------------------------------------------------------


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.


The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.


How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management, Inc. (Putnam Retail Management) generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares. A deferred sales charge of up to 0.75% will apply if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, and only if Putnam Retail Management paid a commission on the plan's purchase.


How do I sell fund shares?


Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.


Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.


The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.


You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.




FINANCIAL HIGHLIGHTS

CLASS A
(For a share outstanding throughout the period)
                                                             For the period
                                           Year ended        June 1, 1998+
                                             April 30         to April 30
                                              2000               1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                          $8.07              $8.50
---------------------------------------------------------------------------
Investment operations
Net investment income (loss) a                (.06)               .03 d
Net realized and unrealized gain
(loss) on investments                         1.37               (.43)
---------------------------------------------------------------------------
Total from
investment operations                         1.31               (.40)
---------------------------------------------------------------------------
Less distributions:
From return
of capital                                      --               (.03)
---------------------------------------------------------------------------
Net asset value,
end of period                                $9.38              $8.07
---------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) b                        16.23              (4.73)*
Net assets, end of period
(in thousands)                             $90,219            $62,900
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c                      1.20               1.15* d
Ratio of net investment income (loss)
to average net assets (%)                     (.67)               .30* d
Portfolio turnover (%)                      272.09             272.40*
---------------------------------------------------------------------------

+ Commencement of operations.

* Not annualized.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.

d Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A for the period ended April 30, 1999.



For more information
about Putnam Capital
Opportunities Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountant's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

                  Putnam Defined Contribution Plans

                  One Post Office Square
                  Boston, Massachusetts 02109


                  1-800- 752-9894


                  Address correspondence to
                  Putnam Investor Services


                  P.O. Box 9740
                  Providence, Rhode Island 02940-9740

                  www.putnaminvestments.com

69488  2/01       File No. 811-7237